Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT

     Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X.

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                                                                        Jurisdiction
                                                                             of
Name of Subsidiary                                                      Incorporation
I.  American Express Travel Related Services Company, Inc.
       and its Subsidiaries

    American Express Travel Related Services Company, Inc.                  New York
       Amex Canada Inc.                                                     Canada
          1001675 Ontario Inc.                                              Canada
          1001674 Ontario Inc.                                              Canada
          Rexport, Inc.                                                     Canada
       Amex Bank of Canada                                                  Canada
          Sourcing Innovation, Inc.                                         Canada
       American Express Company (Mexico) S.A. de C.V.                       Mexico
       American Express Centurion Bank                                      Utah
          American Express Centurion Services Corporation                   Delaware
       American Express Credit Corporation                                  Delaware
          American Express Overseas Credit Corporation Limited              Jersey,
                                                                             Channel Islands
             AEOCC Management Company, Ltd.                                 Jersey,
                                                                             Channel Islands
             American Express Overseas Credit Corporation N.V.              Netherlands Antilles
          Credco Receivables Corp.                                          Delaware
          Credco Finance, Inc.                                              Delaware
       American Express Receivables Financing Corporation                   Delaware
       American Express Receivables Financing Corporation II                Delaware
       American Express Tax and Business Services Inc.                      Minnesota
          American Express TBS Investment Advisors, Inc.                    Delaware
       American Express Tax and Business Services of New York, Inc.         New York
       American Express do Brasil Tempo & Cia, Inc.                         Delaware
          Amex do Brazil Empreedimentos e Participacoes Ltda.               Brazil
          Amex Latin America Holdings S.L.                                  Spain
          Maximo Partners                                                   Delaware
          Patrice Service Brasil Ltda.                                      Brazil
          American Express do Brasil Tempo & Cia                            Brazil
          American Express do Brasil S.A. Turismo e Corretagen
             de Seguros (51% owned)                                         Brazil
          American Express Factoring Ltda.                                  Brazil
          Optimo Brazilco L.L.C.                                            Delaware
          Optimo Partners                                                   Delaware
          Quickly Brasil Ltda.                                              Brazil
          Swiss Branch                                                      Switzerland
       Virtual Solution Com Ltda.                                           Brazil
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
       American Express Limited                                             Delaware
          American Express Argentina, S.A.                                  Argentina
          American Express (Malaysia) Sdn. Bhd.                             Malaysia
          American Express (Thai) Co. Ltd. (78% owned                       Thailand
          TRS Card International Inc. (75% owned)                           Delaware
             American Express de Espana, S.A.                               Spain
                American Express Viajes, S.A.                               Spain
          American Express International (B) SDN.BHD. (50% owned)           Brunei
          Amex Travel Advisors, Limited (50% owned)                         Hong Kong
          South Pacific Credit Card Ltd.                                    New Zealand
             Centurion Finance, Ltd.                                        New Zealand
       American Express International, Inc.                                 Delaware
          American Express Hungary KFT                                      Hungary
          American Express Company A/S                                      Norway
          American Express Locazioni Finanziarie, S.r.l.                    Italy
          Amex Broker Assicurativo S.r.l.                                   Italy
          American Express Int'l A.E.(Greece)(99% owned)                    Greece
          American Express Int'l (Taiwan), Inc.                             Taiwan
          American Express of Egypt, Ltd. (34% owned)                       Delaware
          American Express Carte France, S.A.                               France
          AllCard Service GmbH                                              Germany
          American Express Bureau de Change S.A.                            Greece
          AE Exposure Management Limited                                    Jersey,
                                                                             Channel Islands
          American Express Travel Poland Sp.Zo.O                            Poland
          Sociedad Internacional de Servicios de Panama, S.A.               Panama
          American Express Services                                         France
             Havas Voyages American Express                                 France
          Amex Sumigin Service Company, Ltd. (40% owned)                    Japan
          American Express International Services Limited                   Russia
          American Express Card Services Limited (95% owned)                Russia
          Amex Marketing Japan Limited                                      Delaware
          American Express (India) Pvt. Ltd.                                India
          P.T. American Express Travel Indonesia (80% owned)                Indonesia
          American Express spol. s.r.o.                                     Czech Republic
          Nippon Card Business Co., Ltd. (25% owned)                        Japan
          Schenker Rhenus Reisen                                            Germany
          American Express Holdings AB                                      Sweden
             American Express Company A/B                                   Sweden
                American Express Reisebyra A/B                              Sweden
             Nyman & Schultz Grupp och Konferens AB                         Sweden
             Resespecialisterna Syd AB                                      Sweden
             BookHotel AB                                                   Sweden
             Forsakringsaktiebolaget Viator                                 Sweden
             Nyman & Schultz AB                                             Sweden
             First Card AB                                                  Sweden
             Profil Reiser A/S (50% owned)                                  Denmark
             Resespecialisterna Enkoping AB (26% owned)                     Sweden
             Stockholm Central Hotel AB                                     Sweden
             Nyman & Schultz Forretningsreiser A/S                          Norway
             Nyman & Schultz Erhvervsrejser ApS                             Denmark
       Amex Insurance Marketing, Inc.                                       Taiwan
       American Express Publishing Corporation                              New York
          Southwest Media Corporation                                       Texas
       Travellers Cheque Associates, Limited (54% owned)                    England & Wales
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
       Bansamex S.A. (50% owned)                                            Spain
       Amex (Middle East) E.C. (50% owned)                                  Bahrain
          Amex (Saudi Arabia Ltd.) (50% owned)                              Bahrain
       American Express Europe Limited                                      Delaware
       American Express France Holdings I LLC                               Delaware
       American Express France Holdings II LLC                              Delaware
       American Express Group & Incentive Services, Inc. (90% owned)        Michigan
       American Express Services Europe Limited                             England & Wales
                                                                             and Delaware
       American Express Insurance Services, Ltd.                            England & Wales
       Cardmember Financial Services, Ltd.                                  Jersey,
                                                                             Channel Islands
       Integrated Travel Systems, Inc.                                      Texas
       Amex General Insurance Agency                                        Taiwan
       American Express Bank (Mexico), S.A.                                 Mexico
       American Express Incentive Services, Inc.                            Delaware
          American Express Incentive Services, LLC (50% owned)              Missouri
       American Express International (NZ), Inc.                            Delaware
       American Express Realty Management Co.                               Delaware
       Cavendish Holdings, Inc.                                             Delaware
       American Express Business Finance Corporation                        Utah
          Business Equipment Capital Corporation                            Delaware
          Business Equipment Financing Corporation                          Delaware
          First Sierra Receivables III, Inc.                                Delaware
          Heritage Credit Services, Inc.                                    Delaware
          Independent Capital Corporation                                   New Jersey
          The Republic Group, Inc.                                          California
       Servicing Solutions, Inc.                                            Delaware
       Golden Bear Travel, Inc.                                             Delaware
       Travel Impressions, Ltd.                                             Delaware
       American Express ATM Holdings, Inc.                                  Delaware
          Americash L.L.C.                                                  Delaware
             Americash, Inc.                                                Delaware
                ATM One, L.L.C.                                             Delaware
          Rosper, Inc.                                                      Delaware
       American Express Global Financial Services, Inc.                     Delaware
          Sharepeople Group Limited                                         England
             Sharepeople Limited                                            England
       American Express Voyages Tourisme                                    France
          Havas Communication Voyages                                       France
          Imex                                                              France
       American Express Management                                          France
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
       American Express Tourisme                                            France
       American Express Travel Holdings (M) Company SDN                     Malaysia
       Mayflower American Express Travel Services SDN BHD                   Malaysia
       MarketMile, Inc. (51.5% owned)                                       Delaware
       BBL Travel American Express                                          Belgium

II. American Express Financial Corporation and its Subsidiaries

    American Express Financial Corporation                                  Delaware
          American Express Financial Advisors Inc.                          Delaware
          American Express Financial Advisors Japan Inc.                    Delaware
       IDS Real Estate Services, Inc.                                       Delaware
       American Express Trust Company                                       Minnesota
       IDS Life Insurance Company                                           Minnesota
          IDS REO 1, LLC                                                    Minnesota
          American Partners Life Insurance Company                          Arizona
          IDS Life Insurance Company of New York                            New York
          American Enterprise Life Insurance Company                        Indiana
             American Enterprise REO 1, LLC                                 Minnesota
          American Centurion Life Assurance Company                         New York
          American Express Corporation                                      Delaware
          AExp Affordable Housing LLC                                       Delaware
       American Express Certificate Company                                 Delaware
          Investors Syndicate Development Corp.                             Delaware
       American Express Insurance Agency of Alabama Inc.                    Alabama
       IDS Insurance Agency of Arkansas Inc.                                Arkansas
       American Express Insurance Agency of Massachusetts Inc.              Massachusetts
       American Express Insurance Agency of New Mexico Inc.                 New Mexico
       IDS Insurance Agency of Ohio Inc.                                    Ohio
       American Express Insurance Agency of Texas Inc.                      Texas
       IDS Insurance Agency of Utah Inc.                                    Utah
       American Express Insurance Agency of Wyoming Inc.                    Wyoming
       American Express Insurance Agency of Maryland Inc.                   Maryland
       American Express Insurance Agency of Oklahoma Inc.                   Oklahoma
       American Express Insurance Agency of Nevada Inc.                     Nevada
       American Express Asset Management Group Inc.                         Minnesota
          Advisory Capital Strategies Group Inc.                            Minnesota
             Advisory Capital Income LLC                                    Delaware
             Advisory Capital Partners LLC                                  Delaware
             Advisory Select LLC                                            Delaware
          American Express Asset Management International (Japan) Ltd.      Japan
          IDS Capital Holdings Inc.                                         Minnesota
       American Express Asset Management International Inc.                 Delaware
       American Express Asset Management Ltd.                               England
       IDS Management Corporation                                           Minnesota
          IDS Partnership Services Corporation                              Minnesota
          IDS Cable Corporation                                             Minnesota
          IDS Futures Corporation                                           Minnesota
          IDS Realty Corporation                                            Minnesota
          IDS Cable II Corporation                                          Minnesota
       IDS Property Casualty Insurance Company                              Wisconsin
          Amex Assurance Company                                            Illinois
          American Express Property Casualty Insurance Agency Inc.          California
       American Enterprise Investment Services Inc.                         Minnesota
       American Express Insurance Agency of Arizona Inc.                    Arizona
       American Express Insurance Agency of Idaho Inc.                      Idaho
       American Express Property Casualty Insurance
          Agency of Kentucky Inc.                                           Kentucky
       American Express Client Service Corporation                          Minnesota
       American Express Property Casualty Insurance
          Agency of Maryland Inc.                                           Maryland
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
       American Express Property Casualty Insurance
          Agency of Mississippi Inc.                                        Mississippi
       American Express Property Casualty Insurance
          Agency of Pennsylvania Inc.                                       Pennsylvania
       American Express Insurance Agency of Oregon Inc.                     Oregon
       Securities America Financial Corporation                             Nebraska
          Realty Assets, Inc.                                               Nebraska
          Securities America Advisors, Inc.                                 Nebraska
          Securities America, Inc.                                          Nebraska
             Securities America Insurance Agency of Alabama                 Alabama
             Securities America Insurance Agency of Massachusetts           Massachusetts
             Securities America Insurance Agency of New Mexico              New Mexico
             Securities America Insurance Agency of Ohio                    Ohio
             Securities America Insurance Agency of Wyoming                 Wyoming
       American Express Personal Trust Services, FSB                        Minnesota
       Kenwood Capitol Management LLC (51.1% owned)                         Delaware
       Northwinds Marketing Group LLC (50.1% owned)                         Delaware
       American Express International Deposit Corp.
          (50% owned and 50% owned by AEBL)                                 Cayman Islands
       American Express Asset Management (Australia) Limited                Australia

III.  American Express Banking Corp. and its Subsidiaries

    American Express Banking Corp.                                          New York
       American Express Bank Ltd.                                           Connecticut
          Amex Holdings, Inc.                                               Delaware
             American Express Bank GmbH                                     Germany
                AEB - International Portfolios Management Company           Luxembourg
             Egyptian American Bank (41% owned)                             Egypt
             Amtrade Holdings, Inc.                                         Delaware
                American Express Bank (Switzerland) S.A.                    Switzerland
             International Trade Services Pte Ltd.                          Singapore
             Amex International Trust (Guernsey) Limited                    Guernsey,
                                                                             Channel Islands
             Etoral Finance, Inc.                                           Panama
                Sociedad Del Desarrollo Mercantil Ltda. (50% owned)         Chile
             Remor and Associates Inc.                                      Panama
             American Express Bank Asset Management (Cayman) Limited        Cayman Islands
             American Express Bank (Luxembourg) S.A.                        Luxembourg
                AEB WorldFolio Capital Preservation Management Co. S.A.     Luxembourg
             American Express Bank (Uruguay) S.A.                           Uruguay
             Amex International Trust (Cayman) Ltd.                         Cayman Islands
             OLP Investments Ltd.                                           Cayman Islands
             Rilanex Participations N.V.                                    Netherlands Antilles
          American Express Bank (France) S.A.                               France
             Amex Gestion S.A.                                              France
          American Express Bank International                               United States
          Argentamex S.A.                                                   Argentina
          Amex Nominees (S) Pte Ltd.                                        Singapore
          Amex Bank Nominee Hong Kong Limited                               Hong Kong
          First International Investment Bank Ltd. (20% owned)              Pakistan
          American Express (Poland) Ltd.                                    Delaware
          Inveramex Chile Ltda.                                             Chile
             Amex Immobiliaria Ltda.(99% owned)                             Chile
          American Express Bank, S.A.                                       Argentina
          AEB Global Asset Management Inc.                                  New York
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
          American Express Bank (Philippines) Inc.                          Philippines
          American Express Bank (Brazil)                                    Brazil
          AEB Global Trading Investments, Ltd.                              British Virgin Islands
          Amex NLG Holdings, LLC                                            Delaware
          American Express International Deposit Company                    Cayman Islands
          Bankpar Participacoes Ltda.                                       Brazil
             Banco Inter American Express S.A.                              Brazil
                Inter American Express Arrendamento
                Mercantil, S.A. (95% owned)                                 Brazil
                Inter American Express Consultoria E Servicos Ltda.         Brazil
                   MS Representacoes E Participacoes Ltda.                  Brazil
                MS Trading S.A.                                             Brazil
                Inter American Express Overseas Ltd.                        Brazil
                   Inter American Express Bank Ltd.                         Brazil
                Imagra Imobiliaria E Agricola S.A.                          Brazil
                Capital Promotora de Vendas Ltda.                           Brazil
          The American Express Nominees Limited (98% owned)                 England & Wales
          Amexnet Limited                                                   England
          Tata Finance Ltd. (3% owned)                                      India
             Tata Finance Amex Private Limited (35% owned)                  India

IV. Other Subsidiaries of the Registrant

    Acuma Financial Services Ltd.                                           Delaware
       Acuma Ltd.                                                           Delaware
    Ainwick Corporation                                                     Texas
    American Express Asset Management Holdings, Inc.                        Delaware
    Amexco Insurance Company                                                Vermont
    Amexco Risk Financing Holding Co.                                       Delaware
    Amex Assurance Company                                                  Illinois
    checks-on-line, Inc.                                                    Delaware
    National Express Company, Inc.                                          New York
       The Balcor Company Holdings, Inc.                                    Delaware
          The Balcor Company                                                Delaware
             Balcor Securities Company                                      Illinois
             Balcor Management Services, Inc.                               Illinois
    International Capital Corp.                                             Delaware
       Intercapital Comercio e Participacoes Ltda.                          Brazil
          Conepar Compania Nordestina de Participacoes S.A. (37% owned)     Brazil
       Acamex Holdings, Inc.                                                Cayman Islands
          Etisa Holdings Ltd.                                               Cayman Islands
             Empresas Turisticas Integradas, S.A. de C.V. (98% owned)       Mexico
       Floriano Representacoes Ltda.                                        Brazil
       International Capital Corp. (Ltd.) Cayman                            Cayman Islands
    Rexport, Inc.                                                           Delaware
       Drillamex, Inc.                                                      Delaware
    UMPAWAUG I Corporation                                                  Delaware
    UMPAWAUG II Corporation                                                 Delaware
    UMPAWAUG III Corporation                                                Delaware
    UMPAWAUG IV Corporation                                                 Delaware
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
    Daedalus Leasing Corp.                                                  New York
       Dash 200 + Ltd. (50% owned)                                          Cayman Islands
       Nora Leasing, Inc.                                                   New York
       Gemini Leasing Ltd.                                                  Cayman Islands
       Far East Leasing Ltd.                                                Cayman Islands
    56th Street AXP Campus LLC (AZ)                                         Arizona
    FRC West Property L.L.C.                                                Arizona
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